UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)    May 21, 2004

                              ADOLPH COORS COMPANY
    -----------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

          Delaware                      1-14829                  84-0178360
----------------------------         -------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation                File Number)           Identification No.)

                311 - 10th Street
                 Golden, Colorado                                   80401
     ----------------------------------------                -------------------
     (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code      303.279.6565

                                 Not Applicable
    -----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE

      On May 21, 2004, Adolph Coors Company issued a press release announcing that Coors Brewers Limited (CBL), its operating subsidiary in the United Kingdom, reached an agreement with the U.K. division of TrenStar, Inc. to outsource the ownership, procurement and tracking of kegs and casks in the U.K. A copy of this communication is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      Pursuant to instruction B.2 of Form 8-K, the information contained in this report shall not be deemed to be "filed" with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ADOLPH COORS COMPANY
                                                 (Registrant)
Date: May 21 2004
                                                 /s/ Annita M. Menogan
                                                 Annita M. Menogan, Secretary

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
99.1            Release dated May 21, 2004